Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K/A of InterCloud Systems, Inc. for the year ended December 31, 2017, I, Daniel Sullivan, Chief Accounting Officer of InterCloud Systems, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K/A for the year ended December 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Annual Report on Form 10-K/A for the Year ended December 31, 2016, fairly presents, in all material respects, the financial condition and results of operations of InterCloud Systems, Inc.

Date: December 7, 2018	By:	/s/ Daniel Sullivan
Daniel Sullivan
Chief Accounting Officer (Principal Financial and Accounting Officer)